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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                December 18, 1998

                         Commission File Number: 0-9969

                            Century Industries, Inc.
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                  (Exact name of Registrant as specified in its charter)

      District of Columbia                                      54-1666769
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 (State or other jurisdiction of                             (I.R.S. Employer
  incorporation of organization)                            Identification No.)

       45034 Underwood Lane
          Sterling, Va.                                            20166
        (Mail) P.O. Box 319
          Sterling, Va.                                            20167
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(Address of principal executive offices)                         (Zip Code)

           Registrant's telephone number, including area code: (703) 471-7606.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                              (1) Yes __X__ No ____
                              (2) Yes __X__ No ____


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Item 5. Other Events.

      The Registrant announces a restructuring of the Company's management. Joseph P. DeAlessandro has resigned as Chairman of the Board of the Company and as Executive Counselor.

      Mr. Ted Schwartzbeck will fulfill the role of acting Chairman until a final appointment of that position is made.

      Registrant also announces that the $7,000,000 private placement to be conducted by Security Capital Trading, Inc., the proceeds of which were to be used for the Registrant's proposed Florida property and casualty subsidiary, has not been successfully completed. Based upon the "all or none" character of that private placement, Registrant announces that the offering can not be completed by Security Capital.

      Registrant is, however, presently considering alternative sources of funding for its proposed Florida property and casualty insurance company subsidiary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Century Industries, Inc.

December 18, 1998              /s/ Ted L. Schwartzbeck
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                              Ted L. Schwartzbeck, Director, Vice President

                              /s/ Jay Pignatello
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                              Jay Pignatello, Director, Secretary

                              /s/ Joel Gundersheimer
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                              Joel Gundersheimer, Director